SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.__)

Filed by the  Registrant  [X]
Filed by a Party  other than the  Registrant  [__]
Check the appropriate box:
[_] Preliminary  Proxy Statement
[_] Confidential, for  Use  of the  Commission  Only  (as  permitted  by
    Rule  14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                Adatom.com, Inc.
                (Name of Registrant as Specified In Its Charter)

    (name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:

   -----------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:

   -----------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   -----------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

   -----------------------------------------------------------------------------

   5) Total fee paid:

   -----------------------------------------------------------------------------

|__| Fee paid previously with preliminary materials.
|__| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

   -----------------------------------------------------------------------------

2) Form, Schedule or Registration Statement No.:

   -----------------------------------------------------------------------------

3) Filing Party:

   -----------------------------------------------------------------------------

4) Date Filed:

   -----------------------------------------------------------------------------

              ADATOM.COM, INC. 2000 ANNUAL MEETING OF STOCKHOLDERS

                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                                TABLE OF CONTENTS

Notice of Annual Meeting
Proxy Statement

Introduction........................................................................................1
Questions and answers about the Proxy Materials and the Annual Meeting..............................2
         What am I voting on?.......................................................................2
         Who may attend the Annual Meeting?.........................................................2
         Who is entitled to vote?...................................................................2
         If I hold a warrant for Adatom.com stock, am I entitled to vote?...........................2
         If I hold a unit for Adatom.com stock and warrants, am I entitled to vote?.................3
         How many votes do I get?...................................................................3
         How are the directors elected?.............................................................3
         Who are the Board's nominees?..............................................................3
         What is the required vote for the proposals to pass?.......................................3
         How do I vote?.............................................................................3
         What if I change my mind after I return my proxy?..........................................4
         Will my shares be voted if I do not return my proxy?.......................................4
         What happens if my shares are held by my stockbroker?......................................4
         What happens if I abstain from voting on a proposal?.......................................5
         Who will count the vote?...................................................................5
         What does it mean if I get more than one Proxy Card?.......................................5
         What constitutes a quorum?.................................................................5
         What percentage of stock do the directors and executive officers own?......................6
         What is the deadline for submitting stockholder proposals for the Company's proxy materials for next year's Annual Meeting?...................................6
         How can a stockholder propose a nominee for the Board?.....................................6
         How can a stockholder propose business at a stockholder's meeting?.........................6
         Can I make comments and/or ask questions during the Annual Meeting?........................7
Board Structure.....................................................................................8
Director Compensation...............................................................................8
Proposals to be Voted on............................................................................9
         Proposal No. 1 -- Election of Directors; Identification of Executive Officers..............9
         Proposal No. 2 -- Ratification of Independent Auditor.....................................13
         Proposal No. 3 -- Approval of Victor W. Nee Warrant and Issuance of Underlying Shares.....13
Stock Ownership of Management and Certain Beneficial Owners........................................14
         Section 16(a) Beneficial Ownership Reporting Compliance...................................15
Executive Compensation.............................................................................16
         Summary Compensation Table................................................................16
         Option Grants In The Last Fiscal Year.....................................................17
         Aggregated Option Exercises In Last Fiscal Year and Fiscal
                  Year End Option Values...........................................................18
Employment Contracts and Termination of Employment
         and Change-in-Control Arrangements........................................................18
Certain Relationships and Related Transactions.....................................................20
Other Matters......................................................................................22
         Adjournment...............................................................................22
         Cost of Proxy Solicitation................................................................22
         Other Business............................................................................22

Appendix A:  Warrant Agreement and Form of Warrant to be Issued to Victor W. Nee

                             [ON ISSUER LETTERHEAD]

[LOGO OMITTED]
--------------------------------------------------------------------------------
920 HILLVIEW COURT . SUITE 160 . MILPITAS, CA  95035 . PHONE:  (408) 935-7979 .
FAX:  (408) 715-5130 EMAIL   corp@adatom.com


April 27, 2000

          NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF ADATOM.COM, INC.

Time                    10:00 a.m. on Thursday, May 25, 2000

Place Embassy Suites Hotel, 901 E. Calaveras Boulevard, Milpitas, California, 95035



Items of Business       (1)     To elect directors


                        (2) To ratify the appointment of Richard A. Eisner & Company, LLP as the Company's independent auditor for 2000


                        (3)     To vote on the approval of the
                                issuance of a warrant to purchase
                                the Company's Common Stock to Victor
                                W. Nee, and issuance of Common Stock
                                underlying the warrant which, upon
                                exercise and if all conditions to
                                vesting are met, would result in the
                                issuance of shares of Common Stock
                                representing more than 20% of the
                                presently issued and outstanding
                                shares of the Company's Common
                                Stock, and therefore require
                                stockholder approval under the rules
                                of The Nasdaq Stock Market

                        (4) To consider such other business as may properly come before the meeting

Record Date             You are  entitled to vote if you were a  stockholder  at
                        the close of business on April 20, 2000.

Voting By Proxy         Please submit a proxy as soon as possible so that your
                        shares can be voted at the meeting in accordance with your instructions. For specific instructions, please refer to the Questions and Answers beginning on page 2 of this Proxy Statement and the instructions on the Proxy Card.

                                         By Order of the Board of Directors

                                         /s/  MICHAEL M. WHEELER
                                         -----------------------
                                         Michael M. Wheeler
                                         Corporate Secretary

   This Notice of Meeting and Proxy Statement and accompanying Proxy Card are being distributed beginning on or about April 27, 2000.

                             [ON ISSUER LETTERHEAD]

[LOGO OMITTED]
--------------------------------------------------------------------------------
920 Hillview Court . Suite 160 . Milpitas, CA  95035 . Phone:  (408) 935-7979 .
Fax:  (408) 715-5130 email corp@adatom.com





                        ADATOM.COM, INC. PROXY STATEMENT


April 27, 2000


                                  INTRODUCTION

         Effective October 13, 1999 ("Effective Date"), Adatom, Inc., a California corporation ("Adatom, Inc."), merged (the "Merger") with and into HealthCore Medical Solutions, Inc. ("HealthCore"), a Delaware corporation, with HealthCore as the surviving corporation which was renamed "Adatom.com, Inc." ("Adatom.com," "Adatom" or "the Company"). The Merger was consummated pursuant to an Agreement and Plan of Merger, dated as of July 1, 1999, among Adatom, Inc. and Healthcore (the "Merger Agreement"). Pursuant to the Merger Agreement, the Company acquired all of the assets and assumed all of the liabilities and obligations of Adatom, Inc. Pursuant to the Merger Agreement, on the Effective Date, each share of Adatom, Inc. common stock, no par value, was converted into the right to receive approximately 2.12 shares of the Company's common stock ("Common Stock"). Since the date of the Merger, the Company has been conducting the business that Adatom, Inc. conducted prior thereto.

                 QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
                             AND THE ANNUAL MEETING


WHAT AM I VOTING ON?

o    Election of five directors to serve until the 2001 Annual Meeting,

o Ratification of the Board's selection of Richard A. Eisner & Company, LLP, as the Company's independent auditor for 2000, and

o Approval of the issuance of a warrant and Common Stock underlying the warrant, to Victor W. Nee, an outside consultant and recently appointed member of the Board of Directors. Dr. Nee is also standing for election as a director. The warrant and the issuance of the Company's Common Stock upon the exercise in full of the warrant a) involve a director and b) would represent a prospective issuance of more than 20% of the presently issued and outstanding shares of the Company's Common Stock, and therefore require stockholder approval under the rules of The Nasdaq Stock Market ("Nasdaq") (as well as under the terms of the warrant agreement).

WHO MAY ATTEND THE ANNUAL MEETING?

All Company stockholders who held their shares of record as of the close of business on April 20, 2000 (the "Record Date") may attend, as well as any person who holds a valid proxy from such a stockholder.

WHO IS ENTITLED TO VOTE?

Stockholders of record at the close of business on the Record Date, or those with a valid proxy from a stockholder, a brokerage firm or another similar organization which held the shares on the Record Date.

If I hold a warrant for Adatom.com stock, am I entitled to vote?

No.

IF I HOLD A UNIT FOR ADATOM.COM STOCK AND WARRANTS, AM I ENTITLED TO VOTE?

Yes. Each unit consists of one warrant and one share of Common Stock. You are entitled to vote the share of Common Stock.


HOW MANY VOTES DO I GET?

Each share of Common Stock is entitled to one vote on each issue submitted to stockholders.

HOW ARE THE DIRECTORS ELECTED?

The five nominees receiving the highest number of votes will be elected to the Board.

WHO ARE THE BOARD'S NOMINEES?

The nominees are Richard S. Barton, Sylvia A. Dresner, Ralph K. Frasier, Sridhar Jagannathan and Victor W. Nee. All the nominees are current Board members. See page 9 for biographical information, including the nominees' current directorships in other publicly held companies.


WHAT IS THE REQUIRED VOTE FOR THE OTHER PROPOSALS TO PASS?

Each proposal must receive the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting.

HOW DO I VOTE?

YOU MAY VOTE BY MAIL.

You do this by signing the Proxy Card and mailing it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the Proxy Card, your shares will be voted as you instruct.

YOU MAY VOTE IN PERSON AT THE MEETING.

We will pass out written ballots to anyone who wants to vote at the meeting. If you hold your shares in street name, you must request a Legal Proxy form from your stockbroker in order to vote at the meeting.

If you return a signed card but do not provide voting instructions, your shares will be voted:

         - FOR the election of the five named director-nominees,
         - FOR the approval of the selection of the auditor, and
         - FOR the approval of the warrant issued to Victor W. Nee and the issuance of Common Stock underlying the warrant.


WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

You may revoke your proxy any time before the polls close at the meeting. You may do this by:

         - signing another proxy with a later date,
         - voting again at the meeting, or
         - notifying the Corporate Secretary, in writing, that you wish to revoke your previous proxy. We must receive your notice prior to the vote at the Annual Meeting.

WILL MY SHARES BE VOTED IF I DO NOT RETURN MY PROXY?

If you are a stockholder of record (that is, you hold your shares in your own name) and you do not return a properly completed proxy, your shares will not be voted unless you attend the meeting and vote in person. Different rules apply if your broker holds your shares for you.

WHAT HAPPENS IF MY SHARES ARE HELD BY MY STOCKBROKER?

Your broker, under certain circumstances, may vote your shares.

Brokers will write to you asking how you want your shares voted. However, if you do not respond, brokers have authority under exchange and Nasdaq regulations to vote your unvoted shares on certain "routine" matters, including election of directors and approval of auditor. If you wish to change voting instructions you give to your broker, you must ask your broker how to do so.

If you do not give your broker voting instructions, the broker may either:

         o proceed to vote your shares on routine matters (election of officers and approval of auditor) and refrain from voting on non-routine matters (the warrant issued to Dr. Nee and the issuance of Common Shares underlying the warrant), or

         o   leave your shares entirely unvoted.

Shares which your broker does not vote ("broker non-votes") will count towards the quorum only. We encourage you to provide your voting instructions to your broker. This ensures that your shares will be voted at the meeting.

You may have granted to your stockbroker discretionary voting authority over your account. If so, your stockbroker may be able to vote your shares even on non-routine matters, depending on the terms of the agreement you have with your stockbroker.

WHAT HAPPENS IF I ABSTAIN FROM VOTING ON A PROPOSAL?

If you abstain from voting on a proposal (whether by proxy or in person at the Annual Meeting), your shares will be counted in determining whether we have a quorum but the abstention will have the same effect as a vote against a proposal.

WHO WILL COUNT THE VOTE?

Representatives of American Stock Transfer & Trust Company, our transfer agent, will serve as the inspector of elections and count the votes.

WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all Proxy Cards to ensure that all your shares are voted.

WHAT CONSTITUTES A QUORUM?

A majority of the outstanding shares--present at the Annual Meeting or represented by persons holding valid proxies--constitutes a quorum. If you submit a valid Proxy Card, your shares will be part of the quorum.

Without a quorum, no business may be transacted at the Annual Meeting. However, whether or not a quorum exists, a majority of the voting power of those present at the Annual Meeting may adjourn the Annual Meeting to another date, time and place.

At the Record Date, there were approximately 80 stockholders of record. There were 16,146,499 shares of our Common Stock outstanding and entitled to vote at the Annual Meeting.

WHAT PERCENTAGE OF STOCK DO THE DIRECTORS AND EXECUTIVE OFFICERS OWN?

Together, they own approximately 52.3% of our Common Stock. See page 14 for more details.

WHAT IS THE DEADLINE FOR SUBMITTING STOCKHOLDER PROPOSALS FOR THE COMPANY'S PROXY MATERIALS FOR NEXT YEAR'S ANNUAL MEETING?

Any proposals which stockholders intend to present at the 2001 Annual Meeting of Stockholders must be received by the Corporate Secretary of the Company by December 28, 2000 in order to be considered for inclusion in the Company's 2001 proxy materials. A proposal and any supporting statement together may not exceed 500 words. Please submit the proposal to Michael M. Wheeler, Corporate Secretary, Adatom.com, Inc., 920 Hillview Court, Suite 160, Milpitas, California 95035.

The Company will have discretionary authority to vote proxies which it obtains in connection with the 2001 annual meeting as to any matter of which it did not have notice by at least March 9, 2001.

HOW CAN A STOCKHOLDER PROPOSE A NOMINEE FOR THE BOARD?

Any stockholder of record who is entitled to vote at a stockholders meeting may propose a nominee for the Board. The stockholder must give the Company written notice of his or her intention and provide such additional information as the Company requests. The notice must be received by the Corporate Secretary at least by March 9, 2001 for nominations in connection with the 2001 Annual Meeting.

HOW CAN A STOCKHOLDER PROPOSE BUSINESS AT A STOCKHOLDERS' MEETING?

Any stockholder of record who is entitled to vote at a stockholders' meeting may propose business for the meeting. The stockholder must give the Company written notice of his or her intention and provide such additional information as the Company requests. The notice must be received by the Corporate Secretary at least by March 9, 2001 for proposals in connection with the 2001 Annual Meeting.

CAN I MAKE COMMENTS AND/OR ASK QUESTIONS DURING THE ANNUAL MEETING?

Yes, most certainly.

Stockholders wishing to address the meeting are welcome to do so by adhering to the following guidelines:

1. Stockholders may address the meeting when recognized by the Chairman.

2. Each stockholder, when recognized, should stand and identify himself or herself.

3. Stockholder remarks must be limited to matters properly before the meeting and may not exceed two minutes in duration, subject to the discretion of the Chairman to allow an extension.

                                 BOARD STRUCTURE

This section briefly describes the functions of the principal committees of the Board.

Audit: Responsible for reviewing, with the Company's independent accountants, the results and scope of the audit and other accounting related matters. The Audit Committee consists of Mr. Ralph K. Frasier and Dr. Victor W. Nee.

Compensation: responsible for (i) reviewing and recommending to the Board of Directors the compensation and benefits of all officers of the Company and (ii) reviewing general policy matters relating to compensation and benefits of employees of the Company. The Compensation Committee consists of Ms. Sylvia A. Dresner and Mr. Ralph K. Frasier.

Pursuant to the terms of the Underwriting Agreement executed in connection with the Company's initial public offering, the Company agreed, if requested by D.H. Blair Investment Banking Corp. ("Blair"), to nominate a designee of Blair to the Company's Board of Directors until October 14, 2002. To date, Blair has made no requests.

All directors hold office until the next annual meeting of stockholders or until their successors are elected and qualified; vacancies and any additional positions created by Board action may be filled by action of the existing Board of Directors. All officers serve at the discretion of the Board of Directors.

During 1999, there were 5 meetings of the Board of Directors and no meetings of either the Compensation Committee or the Audit Committee. Each of the director-nominees who served on the Board in 1999 attended 100% of all meetings.

                              DIRECTOR COMPENSATION


During fiscal 1999, directors were not paid cash compensation for services rendered in that capacity. Directors were compensated in the form of an option grant under the Company's 1999 Stock Option Plan in the amount of 18,000 shares, which were granted to directors on December 10, 1999 at an exercise price of $4.25 per share. Each option expires December 10, 2009.

                            PROPOSALS TO BE VOTED ON


                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS;
                      IDENTIFICATION OF EXECUTIVE OFFICERS

The following discussion identifies the Company's directors and nominees for director and provides information regarding the business experience of director-nominees. Also provided is similar information for the Company's current executive officers.

The Proposal calls for stockholders to vote on the election of directors. There are five nominees for election to our Board this year, all of whom are currently serving as directors. All directors are elected annually to serve until the next Annual Meeting and until their respective successors are elected.(1)

                                                        POSITION WITH
            NAME                AGE                     THE COMPANY
-------------------------------------------------------------------------------
Richard S. Barton                51             Chairman of the Board of
                                                Directors, President, Chief
                                                Executive Officer, Chief
                                                Financial Officer and Director
-------------------------------------------------------------------------------
Sridhar Jagannathan              42             Executive Vice President,
                                                Chief Technology Officer and
                                                Director
-------------------------------------------------------------------------------
Sylvia A. Dresner(3)             52             Director
-------------------------------------------------------------------------------
Ralph K. Frasier(2, 3)           61             Director
-------------------------------------------------------------------------------
Victor W. Nee(2)                 65             Director
-------------------------------------------------------------------------------
Michael O. Vetterli              42             Vice President of Operations
-------------------------------------------------------------------------------
Michael M. Wheeler               51             Controller and Secretary
-------------------------------------------------------------------------------

----------------------

(1) No director has any family relationship with any other director or with any executive officer of the Company.

(2) Member of Audit Committee

(3) Member of Compensation Committee

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE FOLLOWING NOMINEES.

VOTE REQUIRED

The five persons receiving the highest number of votes represented by outstanding shares present in person or represented by proxy and entitled to vote will be elected.

Nominees for Director

Richard S. Barton
Director since 1999

Richard S. Barton founded Adatom, Inc. in September 1996 after completing a Sloan Fellowship at Stanford University in Palo Alto, California from September 1995 to June 1996. From 1993 to 1995, Mr. Barton was President of the U.S. Customer Operations Division of Xerox Corporation. From 1991 to 1993, Mr. Barton served as Chairman, CEO and President of Xerox Canada, Inc. Mr. Barton serves on the boards of directors of Avon Products, Inc., and the United States Chamber of Commerce. Mr. Barton holds a Masters Degree in Business Management from Stanford University. He has also completed the Wharton International Forum's China, Japan, Europe and United States segments at the University of Pennsylvania. Mr. Barton has served as Chairman of the Board, President and Chief Executive Officer and as a director since the Merger.


Sridhar Jagannathan
Director since 1999

Sridhar Jagannathan is a co-founder of Adatom, Inc. and has had extensive experience in information technology implementation, software development, project management and technology consulting. Dr. Jagannathan has a Ph.D. degree in engineering from the University of California, Berkeley (1985). He has a Masters Degree in Management from the Stanford Business School (Sloan Fellow,
1996), where he specialized in Internet technologies and implications for e-commerce. From 1985 to 1995, Dr. Jagannathan was Group Manager and Director at Glosten Associates located in Seattle, Washington where he managed software development. Dr. Jagannathan worked at Oracle Corporation from 1996 to 1999. Initially as the Director of Applications for the Applications Center of Excellence, subsequently he was the Technical Director for Internet and e-commerce Solutions Group at Oracle. Since June of 1999 Dr. Jagannathan has served as Chief Technology Officer and Executive Vice President of Adatom.com and has served as a Director since the Merger.

Sylvia A. Dresner
Director since 1999

Sylvia A. Dresner was appointed a director of Adatom, Inc. in October 1999. Ms. Dresner has over 15 years of financial communications and marketing experience. Ms. Dresner is currently Senior Vice President of corporate communications and investor relations at VMW, Inc., a corporate communications and investor relation boutique in New York, a position she has held since 1996. From 1994 to 1996 she was the Director of Corporate Investor Relations for Uncpix Entertainment. Ms. Dresner has also served on the board of directors of the Financial Women's Association of New York and served as co-Chair of Marketing Communications and co-authored the Nasdaq Investor Relations Handbook. Ms. Dresner earned a Masters degree from Harvard University and a Bachelor's degree from Barnard College.

Ralph K. Frasier
Director since 1999

Ralph K. Frasier was appointed a director of Adatom, Inc. in October 1999. Mr. Frasier has over 30 years' experience with diversified financial institutions. Mr. Frasier is currently Of Counsel for Porter, Wright, Morris & Arthur LLP, a 250-lawyer firm headquartered in Ohio. From 1975 to 1998, Mr. Frasier was General Counsel and Secretary of the $30 billion dollar Huntington Bancshares Incorporated & Affiliates companies. From 1970 to 1975, Mr. Frasier served as Vice President and Assistant Counsel for the Wachovia Corporation. Mr. Frasier has also served as director, trustee, and in other leadership capacities in many non-profit, for-profit and public sector institutions. Mr. Frasier earned his law degree from North Carolina Central University, School of Law and a Bachelor of Science in Business Administration from North Carolina Central University.


Dr. Victor W. Nee
Director since 2000

Dr. Nee was appointed a director by the Company's Board on April 1, 2000. Dr. Nee holds 52 patents in the U.S. and Taiwan, has been a Professor of Fluid Mechanics in the Department of Aerospace and Mechanical Engineering at the University of Notre Dame since 1973, and is an advisor and consultant to over 20 U.S. and Chinese businesses. Dr. Nee also currently serves as an advisor to The University of Electronic Science and Technology of China; Beijing Orient Electronic Group; Ministry of Petroleum, Research Institute in Tanggu, China; and Central Iron and Steel Research Institute in Beijing, China. Dr. Nee is currently a reviewer for publications of the U.S. National Science Foundation, National Research Council, Journal of Fluid Mechanics, Applied Mechanics Review, International Journal of Heat and Mass Transfer, The American Society of Mechanical Engineers and The American Institute of Chemical Engineers. Dr. Nee holds a B.S. degree in Civil Engineering from The National Taiwan University and a Ph.D. in Fluid Mechanics from The Johns Hopkins University.

Executive Officers Who Are Not Directors

Michael O. Vetterli

Michael O. Vetterli joined the Company in October 1999. He manages customer operations, order fulfillment, supplier acquisition and management, logistics and facilities. Mr. Vetterli has 16 years' experience in sales, on-line marketing, customer care/service and general management. He previously served for ten years as Vice President of Sales and Marketing and as a board member for Flecto Company, Inc., a manufacturer of consumer products sold nationally and internationally through diverse wholesale and retail channels. Mr. Vetterli holds a Masters Degree in Business Administration from Pepperdine University and Bachelors Degree in Marketing from the University of Southern California.

Michael M. Wheeler

Michael M. Wheeler joined the Company in August 1999 as Controller. Mr. Wheeler has 25 years of financial and accounting management experience. From 1998 to August 1999, Mr. Wheeler facilitated continuing education seminars in the accounting and management fields. From 1992 to 1998, Mr. Wheeler was Vice President and Chief Financial Officer of American Western Life Insurance Company in California. Prior to that time, Mr. Wheeler served as Controller for Leland
A. Wolf & Associates, a third party administrator and leasing company in California, for nine years and spent two years with Beverage Distributors, Inc., a wholesale distributor in California, as Corporate Controller. Mr. Wheeler holds a Bachelor's degree in Accounting from San Jose State University.

            PROPOSAL NO. 2 -- RATIFICATION OF SELECTION OF RICHARD A.
             EISNER & COMPANY, LLP AS INDEPENDENT AUDITOR FOR 2000

VOTE REQUIRED

In order for the ratification of selection of independent auditor to be approved, it must receive the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting.

Stockholders will vote on the ratification of Richard A. Eisner & Company, LLP, certified public accountants, to audit our books, records and accounts for the year ending December 31, 2000. Richard A. Eisner & Company, LLP has acted as independent auditor for the Company since 1997. Following the recommendation of the Audit Committee, the Board recommends a vote FOR the adoption of this proposal.

Representatives of Richard A. Eisner & Company, LLP will be present at the meeting to answer appropriate questions and will have an opportunity to make a statement if they desire to do so. If the stockholders do not ratify this appointment, the Board will reconsider the selection of the auditor.

THE BOARD URGES YOU TO VOTE FOR THIS PROPOSAL.
                            ---


                PROPOSAL NO. 3 -- WARRANT ISSUED TO VICTOR W. NEE

VOTE REQUIRED

In order for Proposal 3 to be approved, it must receive the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting.

The Company's Common Stock is listed on Nasdaq's Small Cap Market and the Company is subject to Nasdaq's rules. One of those rules requires the Company to obtain stockholder approval for the issuance of securities involving the sale of 20% or more of its Common Stock at less than fair market value. Nasdaq also requires stockholder approval of a plan or arrangement under which stock may be acquired by a director. Nasdaq may de-list the securities of any issuer that fails to obtain the required stockholder approval before the issuance of securities. However, the corporate law of Delaware, the law under which the Company is incorporated, does not require any such stockholder approval of these issuances to Dr. Nee.

In March 2000, the Company agreed to issue a warrant to purchase up to 5,000,000 shares of Common Stock to Dr. Victor W. Nee, subject to stockholder approval. Dr. Nee assisted with the negotiation of an agreement between the Company and an entity in the People's Republic of China to enter into a joint venture to extend the Company's business operations into China. Most of the shares underlying the warrant are not issuable until various investment and/or profitability benchmarks are met for the China joint venture. If the issuance of the warrant and the underlying shares is approved by the stockholders, then the warrant is immediately exercisable for up to 500,000 shares. The exercise price of the warrant would be $4.375 per share. The warrant would expire on March 1, 2004.

The Company currently has approximately 16,146,499 shares outstanding. The closing price of the Company's Common Stock on the Nasdaq Small Cap Market on April 25, 2000 was $3.625. If all of the benchmarks are met for issuance of all warrant shares and if Dr. Nee exercises the warrant in full pursuant to its terms, the Company will issue 5,000,000 shares of Common Stock to Dr. Nee, which
a) is in excess of 20% of its current number of shares outstanding and b) would involve an issuance to a director of the Company. Therefore, stockholder approval is called for by Nasdaq rules. In addition, stockholder approval is called for by the terms of the warrant agreement itself. The Company and Dr. Nee may decide to amend the warrant in any manner without further stockholder approval.

The form of warrant and the agreement under which it was issued are attached at the end of this Proxy Statement.

THE BOARD URGES YOU TO VOTE FOR THIS PROPOSAL.
                            ---


                          STOCK OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information as of April 20, 2000, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock (ii) each of the Named Executive Officers set forth below under Executive Compensation, and each director of the Company, and (iii) all executive officers and directors of the Company as a group.

Beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally means the power to vote and/or dispose of the securities regardless of any economic interest therein. In computing the number and percentage ownership of shares of Common Stock beneficially owned by a person, shares of Common Stock subject to options or warrants held by that person that are exercisable within 60 days are deemed outstanding. Such shares of Common Stock, however, are not deemed outstanding for purposes of computing the percentage ownership of stockholders other than such person.

   -----------------------------------------------------------------------------------------------
             NAME AND ADDRESS                 AMOUNT AND NATURE OF
          OF BENEFICIAL OWNER (1)             BENEFICIAL OWNERSHIP               PERCENT OF CLASS
   -----------------------------------------------------------------------------------------------
   Richard S. Barton                              7,938,039 (2)                        49.2
   -----------------------------------------------------------------------------------------------
   Sridhar Jagannathan                               458,438                            2.8
   -----------------------------------------------------------------------------------------------
   Ralph K. Frasier                                  52,920                             0.3
   -----------------------------------------------------------------------------------------------
   Sylvia A. Dresner                                  2,117                             --
   -----------------------------------------------------------------------------------------------
   Victor W. Nee                                       (3)                              (3)
   -----------------------------------------------------------------------------------------------
   All directors and executive officers
   as a group (7 persons)                           8,451,514                          52.3
   -----------------------------------------------------------------------------------------------

 --------------
(1) The address of each such individual is c/o Adatom.com, Inc., 920 Hillview Court, Suite 160, Milpitas, California 95035.

(2) Includes 172,057 shares issued in settlement of notes payable in an aggregate principal amount of $500,000. As a result of the Merger Mr. Barton received shares of Common Stock in exchange for his shares of Adatom, Inc. stock which resulted in his ownership of approximately 53.7% of the Common Stock of the Company outstanding immediately after the Merger.

(3) As discussed above under Proposal 3, in March 2000, the Company agreed to issue a warrant to purchase up to 5,000,000 shares of Common Stock to Dr. Nee, subject to stockholder approval, which, upon exercise and if all conditions to vesting are met, would result in the issuance of shares of Common Stock representing more than 20% of the presently issued and outstanding shares of the Company's Common Stock.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. These persons are required to furnish the Company with copies of all of their Section 16(a) filings. Based solely on the Company's review of filings it has received from these persons and written representations from certain of them that no filings were required, the Company believes that all Section 16(a) filing requirements were complied with, with the exception of one late filing of a Form 4 by Mr. Polan.

                             EXECUTIVE COMPENSATION

The following discussion sets forth the compensation paid or accrued by the Company to Neal J. Polan, Healthcore's Chairman of the Board and Chief Executive Officer until the Merger, Richard S. Barton, the Company's Chairman, President and Chief Executive Officer since the Merger, and to executive officers of the Company whose annual salary and bonus for 1999 exceeded $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                                                COMPENSATION
                                              ANNUAL COMPENSATION                  AWARDS
                                    ----------------------------------------- ------------------ --------------
                                                                                 SECURITIES
NAME AND PRINCIPAL                                             OTHER ANNUAL      UNDERLYING        ALL OTHER
POSITION                    YEAR    SALARY       BONUS(1)      COMPENSATION        OPTIONS       COMPENSATION
----------------------------------------------------------------------------------------------------------------
Richard S. Barton(2)        1999      $83,979       --              --               --               --
Chairman, President and
Chief Executive Officer
----------------------------------------------------------------------------------------------------------------
Neal J. Polan(3)            1999    $202,362(3)     --        $28,833(4)             --            $9,634(5)
Former Chairman and Chief   1998    $148,958(3)     --        $22,458(4)             --            $5,942(5)
Executive Officer           1997      $72,917       --        $436,922(6)            --               --
----------------------------------------------------------------------------------------------------------------
David L. Mullikin, Chief    1999    $166,141(7)  $30,000(7)         --           100,000(7)        $9,501(9)
Operating Officer and       1998    $59,134(7)      --         $8,650(8)             --             $801(9)
Acting Chief Financial        --        --          --
Officer
----------------------------------------------------------------------------------------------------------------

         (1) Bonus amounts for the 1999 fiscal year had not been determined at the time of distribution of this Proxy Statement.

         (2) Mr. Barton became Chairman, President and Chief Executive Officer of the Company at the time of the Merger. Under an employment agreement effective at the time of the Merger, he receives a salary of $200,000 per year and is eligible for a bonus of up to $100,000 per year based on attainment of performance criteria to be established by the Board of Directors.

         (3) Mr. Polan served as the Chairman of the Board of Healthcore from January 1997 until the Merger and as Chief Executive Officer of Healthcore from April 1997 until the Merger. He continued to serve as a director and employee of the Company thereafter until his resignation from the Board on March 7, 2000. Pursuant to an employment agreement effective as of September 30, 1998 between Mr. Polan and Healthcore, as of December 1, 1998, Mr. Polan was entitled to an annual salary of $200,000, plus a bonus, if any, as approved by the Board of Directors. Prior to the closing of the Merger, Mr. Polan entered into a two-year employment agreement with Adatom, Inc. which provided for an annual salary of $50,000, reimbursement of business expenses, health insurance and related benefits.

         (4) Represents amounts paid to Mr. Polan for certain expenses, including $14,352 for automobile and related expenses in 1999.

         (5) Represents amounts paid for medical and disability insurance premiums of $4,634 for 1999 and $3,781 in 1998 and contributions to a defined contribution plan of $5,000 for 1999 and $2,161 for 1998.

         (6) Includes: (i) $20,000 paid as management consulting fees prior to becoming an employee of Healthcore; and (ii) non-cash compensation of $416,922 relating to the estimated fair market value of warrants to purchase 284,000 shares of common stock of Healthcore for $1.00 per share issued in September 1997. See "Certain Relationships and Related Transactions."

         (7) Mr. Mullikin joined Healthcore in May 1998 as its President and Chief Operating Officer, and was also appointed as the acting Chief Financial Officer upon the resignation of James H. Steinheider, the Healthcore's former Chief Financial Officer, in December 1998. Pursuant to an employment agreement, as amended at the time of the Merger, Mr. Mullikin was entitled to annual salary of $150,000, plus a bonus to be approved by the Board of Directors. At the time he commenced employment, Mr. Mullikin also received 10,000 shares of Common Stock at a purchase price of $.01 per share. At the time of the Merger, Mr. Mullikin received a lump sum cash payment of $100,000 and options to purchase 100,000 shares of Common Stock at $.10 per share.

         (8) Represents non-cash compensation of $8,650 in June 1998 resulting from the estimated fair market value difference of the issuance of 10,000 shares of Common Stock for $100. See "Certain Relationships and Related Transactions."

         (9) Represents $4,501 paid for medical and disability insurance premiums and contributions to a defined contribution plan $5,000 for Fiscal 1999 and $801 paid for medical and disability insurance premiums for Fiscal 1998.


                      OPTION GRANTS IN THE LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)

The following table summarizes all stock options the Board granted to the Named Executive Officers during 1999. Individual grants are listed separately for each Named Executive Officer.


--------------------------------------------------------------------------------------------------------
                                  NUMBER OF        PERCENT OF TOTAL
                                  SECURITIES       OPTIONS GRANTED TO
                                  UNDERLYING       EMPLOYEES           EXERCISE OR BASE    EXPIRATION
                                  OPTIONS GRANTED  IN 1999             PRICE ($/SH)        DATE
--------------------------------------------------------------------------------------------------------
NAME
--------------------------------------------------------------------------------------------------------
Richard S. Barton                          220,000                22.4               $4.25     12/10/09
--------------------------------------------------------------------------------------------------------
Neal J. Polan                               18,000                 1.8               $4.25     12/10/09
--------------------------------------------------------------------------------------------------------
David Mullikin                             100,000                10.2               $0.10     12/12/99
--------------------------------------------------------------------------------------------------------

All options for the Named Executive Officers vest as follows. Mr. Polan's options would have vested 100% on November 10, 2000. However his options terminated on March 7, 2000, the date of his resignation. Forty percent of options for Mr. Barton will vest on November 10, 2000 and 1/36th will vest each month thereafter. Mr. Barton's options were granted at an exercise price equal to the closing price of the Common Stock on the date of grant. Options granted to Mr. Mullikin vested immediately.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

The following table sets forth certain information with respect to the exercise of stock options during fiscal 1999 by the Named Executive Officers and the number and value of unexercised options held by each of the Named Executive Officers as of December 31, 1999:

------------------------------------------------------------------------------------------------------
                                                                                        VALUE OF
                                            NUMBER OF      NUMBER OF      VALUE OF      UNEXERCISED
                                            SECURITIES     SECURITIES     UNEXERCISED   IN-THE-
                                            UNDERLYING     UNDERLYING     IN-THE        MONEY
                                            UNEXERCISED    UNEXERCISED    MONEY         OPTIONS AT
                                            OPTIONS AT     OPTIONS AT     OPTIONS AT    FISCAL
                    SHARES                  FISCAL         FISCAL         FISCAL        YEAR-END -
                    ACQUIRED     VALUE      YEAR-END --    YEAR-END --    YEAR-END -    UNEXERCISABLE
NAME                ON EXERCISE  REALIZED   EXERCISABLE    UNEXERCISABLE  EXERCISABLE(1)(1)
------------------------------------------------------------------------------------------------------
Richard S. Barton       --          --           --              220,000       --            --
------------------------------------------------------------------------------------------------------
Neal J. Polan           --          --           --               18,000       --            --
------------------------------------------------------------------------------------------------------
David L. Mullikin       200,000    952,500       --                    0       --            --
------------------------------------------------------------------------------------------------------

         (1) Calculated by multiplying the number of unexercised in-the-money options outstanding at December 31, 1999 by the difference between the fair market value of the Common Stock at December 31, 1999 ($4.00) and the option exercise price ($4.25).

               EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
                       AND CHANGE-IN-CONTROL ARRANGEMENTS

In September 1998, Healthcore entered into an employment agreement with Neal J. Polan, the former Chairman and Chief Executive Officer of Healthcore. The initial term of the agreement was to expire on November 30, 2000 and be automatically renewable for successive one year terms unless terminated by either party. Pursuant to the agreement, Mr. Polan was not required to devote more than 50% of his working time to his responsibilities at Healthcore. The agreement provided for an annual base salary of $200,000 plus an annual bonus to be approved by the Board of Directors. The agreement also provided that Mr. Polan would be entitled to payment of certain expenses, including an automobile and the costs related thereto and the costs of the yearly premium on a term life insurance policy in the amount of $2,000,000. During the initial term, Mr. Polan's employment could only be terminated for cause or in the event of death or incapacity. In anticipation of the Merger, the agreement was amended to reduce the amount of severance upon employment termination and to provide that Healthcore would pay Mr. Polan only the lesser of $150,000 or 60% of the remaining value of the contract, payable at termination. In consideration for agreeing to the amendment, Mr. Polan received 165,000 shares of Common Stock and registration rights covering these shares. This agreement was terminated at the time of the Merger.

Prior to the closing of the Merger, Mr. Polan entered into a two-year employment agreement with Adatom, Inc. which provided for an annual salary of $50,000, reimbursement of business expenses, health insurance and related benefits. Mr. Polan was required to work up to 60 hours per month as an advisor for the Company in mergers, acquisitions and strategic alliances. In connection with the employment agreement, Mr. Polan received the right to purchase stock in Adatom, Inc. in an amount equal to that number of Adatom, Inc. shares which would be convertible into 350,000 shares of Common Stock in the Merger, in exchange for a promissory note in the amount of $320,760. Adatom, Inc. issued 172,828 shares of its Common Stock to Mr. Polan in consideration of his entering into this agreement. As partial consideration for his services rendered under the employment agreement, the promissory note was forgiven in March 2000, six months after the October 13, 1999 closing date of the Merger, pursuant to the terms of the agreement. In March 2000, Mr. Polan resigned from the Board of Directors and terminated his employment with the Company.

In May 1998, Healthcore and David L. Mullikin, its President, Chief Operating Officer and acting Chief Financial Officer, entered into an employment agreement. The agreement provided for an annual base salary of $150,000, plus a performance related bonus at the discretion of the Healthcore Board of Directors. In addition, as part of his compensation, Mr. Mullikin received 10,000 shares of Common Stock at a purchase price of $.01 per share. Pursuant to the agreement, Mr. Mullikin had the right to receive certain medical, retirement and other benefits. In connection with the Merger, the agreement was amended to provide that Mr. Mullikin could be terminated without cause. In consideration for the amendment, Mr. Mullikin received a lump sum cash payment of $100,000 and options to purchase 100,000 shares of Common Stock at $.10 per share. At the time of the Merger, the Company terminated this agreement. Mr. Mullikin received registration rights covering the shares underlying these options.

Upon consummation of the Merger, Richard Barton became the President and CEO of the Company. Under an employment agreement effective at the time of the Merger, he receives a salary of $200,000 per year and is eligible for a bonus of up to $100,000 per year based on attainment of performance criteria to be established by the Board of Directors. If there is a change of control of the Company, under certain circumstances Mr. Barton may resign and will be entitled to receive up to three years of severance pay. The other three executive officers of the company, Sridhar Jagannathan, Michael Vetterli and Michael Wheeler, do not have employment agreements.

The Company has entered into indemnification agreements with each of its directors and executive officers. Each such agreement provides that the Company will indemnify the indemnitee against expenses, including reasonable attorney's fees, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any civil or criminal action or administrative proceeding arising out of the performance of his duties as an officer, director, employee or agent of the Company. Such indemnification will be available if the acts of the indemnitee were in good faith, if the indemnitee acted in a manner he reasonably believes to be in or not opposed to the best interests of the Company and, with respect to any criminal proceeding, the indemnitee had no reasonable cause to believe his conduct was unlawful.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

At June 30, 1999, Adatom, Inc. owed Mr. Barton approximately $1,800,000 for working capital loans made by Mr. Barton to Adatom, Inc. Prior to the Merger, Mr. Barton purchased shares of stock of Adatom, Inc. from Adatom, Inc. for $1,800,000. The proceeds of this purchase were used to repay the loan to him. In late August and early September 1999, Mr. Barton lent Adatom, Inc. an aggregate principal amount of $225,000, which was repaid in October after the consummation of the Merger. The interest rate on these loans was 7 percent per annum. Mr. Barton lent the Company funds for working capital on the following dates and amounts:

                  Date                         Amount
                  ----                         ------
                  December 3, 1999             $200,000
                  December 29, 1999            $300,000
                  February 1, 2000             $200,000

These loans were payable on demand. In February 2000, Adatom agreed to issue 172,057 shares of Common Stock in settlement of $500,000 in principal amount of notes payable. These shares were issued in March 2000. The remaining $200,000 in loans were repaid in March 2000.

In connection with the Merger, all holders of stock of Adatom, Inc., Mr. Polan and Mr. Mullikin entered into lock-up agreements that prohibited transfer of some or all of their respective shares of the Company's Common Stock for a period of up to of six months, which expired on April 12, 2000. Mr. Polan also agreed to lock-up 167,000 shares issuable upon exercise of warrants and Mr. Mullikin agreed to lock up the 100,000 shares underlying the options issued to him upon termination of employment. Mr. Polan's lock-up agreement differed slightly from those of the other parties in that it provides that 125,000 of his shares, which represents a portion of the shares he owned prior to the Merger, would be subject to lock-up for a period of two months following the closing of the Merger and the remaining shares would be subject to lock-up for a period of six months following the closing of the Merger.

Chia-Chieh Chen, a former officer and director of Adatom, Inc., entered into an employment separation and post separation consulting agreement with Adatom, Inc. in September 1999. The agreement provided for resignation from officer and director positions as of September 30, 1999 and for three months of post separation consulting assistance for a monthly salary of $10,000, reimbursement of business expenses and health insurance. Mr. Chen was required to provide up to a total of 150 hours of consulting services through December 31, 1999 for various duties and responsibilities as assigned from time to time.

In September 1997, Healthcore granted warrants to purchase 284,000 shares of Common Stock to Mr. Polan. These warrants are exercisable at a price of $1.00 per share and expire in September 2007. In October, 1997, Healthcore issued warrants to purchase 25,000 shares to Mr. Polan as part of its initial public offering of units consisting of Common Stock and warrants. At the time of the Merger, Mr. Polan entered into an agreement with the Board of the Company by which the options covering 142,000 shares were cancelled, in return for the issuance to Mr. Polan of 28,400 shares of Common Stock. Warrants to purchase the balance of 142,000 of such shares of Common Stock are currently exercisable.

For the period from January 1997 until July 1998, Healthcore paid an entity currently affiliated with Mr. Polan approximately $1,000 per month as rent for the use of certain space in New York, New York. In addition, for the period from August 1998 until April 1999, Healthcore paid an entity formerly affiliated with Mr. Polan approximately $3,000 per month as rent for the use of certain space in New York, New York.

Mr. Polan devoted approximately 50% of his business time to Healthcore's business activities. Mr. Polan devoted approximately 50% of his time to business and investments outside of Healthcore.

In July 1999, Eli Levitin, who at that time was a director of Healthcore, purchased $50,000 of convertible debt of Adatom, Inc. through Jesup & Lamont Acquisition Corporation, a company in which Mr. Levitin has a 10% interest. These securities were converted into shares of Adatom, Inc. common stock immediately prior to the Merger and were then exchanged for 50,661 shares of Common Stock pursuant to the merger.

In connection with the Merger, Mr. Polan received registration rights covering 367,800 shares, including 142,000 shares underlying warrants.

In March 2000, as discussed above under Proposal 3, the Company agreed to issue a warrant to purchase up to 5,000,000 shares of Common Stock to Dr. Nee, subject to stockholder approval.

The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. The Company has adopted a policy that all future transactions between the Company and its officers, directors, principal stockholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors on the Board of Directors, and will continue to be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                                  OTHER MATTERS

ADJOURNMENT. Written notice of the adjournment of the Annual Meeting need not be sent to stockholders if the date, time and place thereof are announced at the Annual Meeting at which the adjournment is taken. However, if the adjournment is for more than 45 days, or if a new record date is fixed for the adjourned Meeting, a notice of the adjourned Meeting will be given to each stockholder entitled to vote at the Meeting. At adjourned Meetings, any business may be transacted which might have been transacted at the original Meeting.

COST OF PROXY SOLICITATION. The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the proxies and any additional materials which may be furnished by the Board to stockholders. The solicitation of proxies will be made by the use of the U.S. Postal Service and also may be made by telephone, telegraph or other electronic media, or personally, by directors, officers and regular employees of the Company, who will receive no extra compensation for such services. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to stockholders.

OTHER BUSINESS. The Board is not aware of any matters to come before the Annual Meeting other than as set forth above. If any other matters should be brought before the Meeting, or any adjournment thereof, upon which a vote properly may be taken, the proxy holders will vote in their discretion unless otherwise provided in the proxies.

Appendix A

               Warrant and Warrant Agreement for Dr. Victor W. Nee



WARRANT ISSUANCE AGREEMENT

Adatom.com, Inc. agrees to issue 5,000,000 warrants in accordance with the attached Schedule A for the total joint venture specifically for the individual herein defined, U.S. stock market regulations and based on the approval of its stockholders to Victor W. Nee.

Agreed and accepted on behalf of Adatom.com, Inc. by:


------------------------------------
NAME

------------------------------------
PRINT

------------------------------------
TITLE

------------------------------------
DATE

                            Schedule A, Victor W. Nee
                        CHINA / ADATOM.COM JOINT VENTURE
                           Warrants Issuance Agreement
            5,000,000 warrants @ closing price per share on 2/23/2000
                           Anti Dilution provisions **
                            Life of Warrants 3/1/2004
                                VESTING SCHEDULE


        NUMBER OF
 %      WARRANTS                                  COST WHEN   GROSS VALUE    NET PROFIT AT  GROSS VALUE   NET PROFIT   GROSS VALUE
 VESTED ISSUED    VESTING EVENT                   EXERCISED    AT $10.00     10.00 PER      AT $20.00     AT $20       AT  $30.00
                                                               PER SHARE     SHARE          PER SHARE     PER SHARE    PER SHARE
     10   500,000 Upon signing of Exclusive       $2,187,500   $5,000,000     $2,812,500    $10,000,000    $7,812,500   $15,000,000
                  Agreement

     30 1,500,000 Upon funding of a minimum of    $6,562,500  $15,000,000     $8,437,500    $30,000,000   $23,437,500   $45,000,000
                  $20,000,000.

     20 1,000,000 Upon achieving $10,000,000 in   $4,375,000  $10,000,000     $5,625,000    $20,000,000   $15,625,000   $30,000,000
                  Gross Sales *

     20 1,000,000 Upon achieving first            $4,375,000  $10,000,000     $5,625,000    $20,000,000   $15,625,000   $30,000,000
                  profitable quarter *

     20 1,000,000 Upon achieving $250,000,000 in  $4,375,000  $10,000,000     $5,625,000    $20,000,000   $15,625,000   $30,000,000
                  Gross Sales *
        5,000,000 TOTAL=                          $21,875,000 $50,000,000    $28,125,000   $100,000,000   $78,125,000  $150,000,000
                                                  =========== ===========    ===========   =============

  NET PROFIT    GROSS VALUE   NET PROFIT
  AT $30.00     AT $40.00     AT $40.00
  PER SHARE     PER SHARE
   $12,812,500   $20,000,000   $17,812,500


   $38,437,500   $60,000,000   $53,437,500


   $25,625,000   $40,000,000   $35,625,000


   $25,625,000   $40,000,000   $35,625,000


   $25,625,000   $40,000,000   $35,625,000

  $128,125,000  $200,000,000  $178,125,000

                             assumes price of $4.375

      * All events based on accounting in a separate Adatom.com, Inc. division or subsidiary.

      ** In case Adatom.com Inc. shall hereafter pay a dividend or make a distribution on its Common Stock in shares of its capital stock, subdivide its outstanding shares of Common Stock, or combine its outstanding shares of Common Stock into a smaller number of shares, the holder of these warrants shall be entitled to receive the number of Warrant shares which the holder would have owned immediately following such action had such Warrant been exercised immediately prior thereto.

Form of Warrant issued to Dr. Victor W. Nee



THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD, ASSIGNED OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS HAS BECOME EFFECTIVE WITH RESPECT THERETO, OR
(2) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH THE PROPOSED TRANSFER.

THIS WARRANT MAY NOT BE EXERCISED EXCEPT IN COMPLIANCE WITH ALL APPLICABLE FEDERAL AND STATE SECURITIES LAWS TO THE REASONABLE SATISFACTION OF THE COMPANY AND LEGAL COUNSEL FOR THE COMPANY.

           Void after 5:00 p.m. New York City Time, on March 31, 2004

               Warrant to Purchase _______ Shares of Common Stock

               WARRANT TO PURCHASE COMMON STOCK, PAR VALUE $0.01,

                                       OF

                                ADATOM.COM, INC.

         This is to Certify That, FOR VALUE RECEIVED, Victor W. Nee or his permitted assigns ("Holder") is entitled to purchase, subject to the provisions of this Warrant, from Adatom.com, Inc., a Delaware corporation (the "Company"), up to _______ fully paid, validly issued and nonassessable shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") at a price of $4.375 per share at any time or from time to time during the period from the date hereof to March 31, 2004, as set forth under (a) below, but not later than 5:00 p.m. New York City Time, on March 31, 2004. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

         (a) EXERCISE OF WARRANT. This Warrant may be exercised in whole, or in part in increments of not less than 20,000 shares, at any time or from time to time, until March 31, 2004. This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto as Exhibit A duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form and any and all transfer taxes applicable to such exercise. As soon as practicable after each such exercise, but not later than 30 days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificate for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder.

         (b) RESERVATION OF SHARES. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrant.

         (c) FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Current Market Value of a share, determined as follows:

         (1) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq National Market, the Current Market Value shall be the last reported sale price of the Common Stock on such exchange or market on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or market; or

         (2) If the Common Stock is not so listed or admitted to unlisted trading privileges, but is traded on the Nasdaq Small Cap Market, the Current Market Value shall be the average of the closing bid and asked prices for such day on such market and if the Common Stock is not so traded, the Current Market Value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant if such prices are so reported; or

         (3) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Market Value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

         (d)      TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.

         (1) This Warrant may not be transferred except in minimum denominations of 100,000 shares and in compliance with applicable federal and state securities laws. Upon surrender of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled.

         (2) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

         (e) ANTI-DILUTION PROVISIONS. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

         (1) In case the Company shall

             (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock,

            (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or

           (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares,

         the number of shares subject to the Warrant shall be proportionately increased, and the Exercise Price of the Warrant shall be proportionately decreased, in the case of actions specified in (l)(i) or (ii) above; and the number of shares shall be proportionately decreased, and the Exercise Price proportionately increased, in the case of actions specified in (l)(iii) above. Such adjustment shall be made successively whenever any event listed above shall occur.

         (2) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($0.05) in such price; provided, however, that any adjustments which by reason of this Subsection (2) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section (e) shall be made to the nearest cent or to the nearest whole share, as the case may be.

         (3) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly but no later than 30 days after any request for such an adjustment by the Holder, cause a notice setting forth the adjusted Exercise Price and adjusted number of Warrant Shares issuable upon exercise of each Warrant, and, if requested, information describing the transactions giving rise to such adjustments, to be mailed to the Holder at his last address appearing in the records of the Company, and shall cause a copy thereof to be mailed to its transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section (e), and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

         (4) In the event that at any time, as a result of an adjustment made pursuant to Subsection (1) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsection
         (1) above.

         (5) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants previously issued.

         (f) NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least 15 days prior the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

         (g) RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant.

         (h) COMPLIANCE WITH SECURITIES ACT. The Holder, by acceptance hereof,

         (1) represents (i) that this Warrant and the Common Stock to be issued upon exercise of this Warrant are being acquired for investment only and not with a view toward distribution or resale, and (ii) that he will not offer, sell or otherwise dispose of this Warrant or any Common Stock purchasable upon exercise of this Warrant except under circumstances which will not result in a violation of the Securities Act; and

         (2) agrees that upon exercise of this Warrant, the Holder shall (i) submit to the Company a signed copy of Exhibits A and C attached hereto, (ii) provide such additional information regarding such holder's financial and investment background as the Company may reasonably request, and (iii) all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a restrictive legend substantially in the form of the following:

                  THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") NOR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE PLEDGED, SOLD, ASSIGNED OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS HAS BECOME EFFECTIVE WITH RESPECT THERETO, OR (2) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH THE PROPOSED TRANSFER.

         (i) NO AVOIDANCE. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

         (j) CERTAIN LIMITATIONS OF HOLDER. The Holder, by acceptance hereof, agrees that:

         (1) STOP-TRANSFER NOTICES. In order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records;

         (2) REFUSAL TO TRANSFEr. The Company shall not be required to (i) transfer the Warrant on its books or transfer any securities that have been sold or otherwise transferred in violation of any of the provisions of this Warrant; or (ii) treat as the owner of the Warrant or any such securities, or accord the right to vote or pay dividends to, any purchaser or other transferee to whom such securities shall have been so transferred; and

         (3) RIGHTS OF STOCKHOLDERS. No holder of the Warrant shall be entitled to vote or receive dividends or be deemed a stockholder, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends, until the Warrant shall have been exercised and the Common Stock shall have become deliverable, as provided herein.

         (k) GOVERNING LAW. The terms and conditions of this Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

         (l) MISCELLANEOUS. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated in any manner except by an instrument in writing signed by the Company and the Holder.

         All notices and other communications from the Company to the holder of this Warrant shall be mailed by first-class registered or certified mail or recognized commercial courier service, postage or delivery charges prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing.

         IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed by one of its duly authorized officers.

                                                     ADATOM.COM, INC.


                                            By:   _____________________________
                                                    Richard S. Barton
                                                    Chairman of the Board
                                                    and Chief Executive Officer

                                    Exhibit A

                                  PURCHASE FORM

                          Dated ____________, 20_______

1. The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _______ shares of Common Stock and hereby makes payment of _____________ in payment of the actual exercise price thereof, together with all applicable transfer taxes, if any.

2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                  (Please typewrite or print in block letters)


                        ---------------------------------
                                     (Name)
                        ---------------------------------

                        ---------------------------------
                                    (Address)

3. The undersigned has reviewed, signed and enclosed an Investment Representation Statement in the form attached as Exhibit C to the Warrant.

                                                  ------------------------------
                                                  Signature of Warrantholder

                                    Exhibit B

                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED, ______________ hereby sells, assigns and transfers unto

Name _______________________________________
(Please typewrite or print in block letters)

Address ____________________________________

the right to purchase Common Stock represented by this Warrant to the extent of ______ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ___________ as attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date ____________, 20_______


Signature _____________________________

                                    Exhibit C

                                ADATOM.COM, INC.

                                     WARRANT

                       INVESTMENT REPRESENTATION STATEMENT

AMOUNT:  ________________________

DATE:             _______________, 2000


         In connection with the purchase of the above-listed securities (the "Securities") from ADATOM.COM, INC. ("the Company"), I the undersigned Purchaser represent to the Company the following:

         (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended ("Securities Act").

         (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein.

         (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

         (d) I am aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a transaction or series of transactions not involving a non-public offering, subject to the satisfaction of certain conditions.

         (e) I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale.

         (f) I further understand that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                                                  -----------------------------
                                                         Name of Purchaser

                                                  ------------------------------
                                                         Date

                                [OBJECT OMITTED]
                                      PROXY

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                              OF ADATOM.COM, INC.

            920 Hillview Court, Suite 160, Milpitas, California 95035

The undersigned hereby appoints Richard S. Barton and Michael M. Wheeler, and each of them, as proxies of the undersigned, each with the power of substitution, to attend and act for the undersigned at the Annual Meeting of Stockholders of Adatom.com, Inc. to be held at the Embassy Suites Hotel, 901 E. Calaveras Boulevard, Milpitas, California 95035 on Thursday, May 25, 2000, at 10:00 a.m. and at any and all adjournments and postponements thereof, and in connection therewith, to vote and represent all of the shares of Common Stock of Adatom which the undersigned would be entitled to vote in any capacity if personally present at the meeting. Said proxies, and each of them, shall have all the powers that the undersigned would have if voting in person. The undersigned hereby revokes any other proxies to vote at such meeting and hereby ratifies and confirms all that said proxies, and each of them, may lawfully do by virtue hereof.

YOUR PROXY CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THIS CARD. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

Each of the above-named proxies present at the meeting, either in person or by substitute, shall have and exercise all the powers of said proxies hereunder. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder with respect to the proposals and in the discretion of the proxies hereunder on any other business as may properly come before the meeting. If no instructions are indicated herein, this proxy will be treated as a grant of authority to vote "for" the proposals.

The undersigned hereby acknowledges receipt of the Company's 1999 Annual Report on Form 10-KSB, Notice of Annual Meeting of Stockholders and of the Proxy Statement (with all enclosures and attachments) dated April 27, 2000 relating to the Annual Meeting.

1. ELECTION OF DIRECTORS

Nominees:  Richard S. Barton, Sridhar Jagannathan, Ralph K. Frasier,
           Sylvia A. Dresner, Victor W. Nee



/ /   FOR ALL NOMINEES             / /  WITHHOLD FROM ALL NOMINEES

/ /   FOR ALL NOMINEES EXCEPT AS NOTED:
      ------------------------------------------------


2. PROPOSAL TO RATIFY THE APPOINTMENT OF RICHARD A. EISNER & COMPANY, LLP AS THE INDEPENDENT AUDITOR OF THE COMPANY FOR 2000.

/ /   FOR   / /   AGAINST   / /   ABSTAIN


3. PROPOSAL TO APPROVE WARRANT AND SHARES ISSUABLE PURSUANT THERETO, ISSUED TO VICTOR W. NEE

/ /   FOR   / /   AGAINST   / /   ABSTAIN


           Mark here for address change and furnish correct address at left: / /


Dated:  _____________________, 2000

Note: Please sign this proxy exactly as your name appears hereon. Joint owners should each sign personally. Attorneys, administrators, trustees, guardians and others signing in a representative or fiduciary capacity should indicate this capacity. An authorized officer may sign on behalf of a corporation and should indicate the name of the corporation and his or her capacity.

Signature____________________________

Signature____________________________